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                                 UAM Funds Trust

                      Funds for the Informed Investor/(sm)/

                      IRA Capital Preservation Portfolio
                          Institutional Class Shares
                      Supplement dated December 11, 2001
                     to the Prospectus dated March 1, 2001

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The following disclosure should be added to the inside cover page of the
Prospectus:

As of December 11, 2001, the IRA Capital Preservation Portfolio (the "Portfolio") was temporarily closed to new investors and to additional purchases by existing shareholders due to concerns that continuing significant cash inflows may adversely affect the implementation of the Portfolio's investment strategy. The Portfolio will continue to automatically reinvest dividends and distributions in additional shares unless you elected on your account application to receive them in cash.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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